KEYPORT VARIABLE INVESTMENT TRUST

                       SUPPLEMENT DATED SEPTEMBER 19, 1997

                                       TO

                          PROSPECTUS DATED MAY 1, 1997

      This supplement contains information about all of the Funds of the Trust.

      On August 14, 1997, the Board of Trustees approved certain changes that together affect all of the Funds of the Trust. The changes included the following matters impacting the Prospectus:

     *      Changing each Fund's name and the Trust's name.

     * Changing the sub-adviser, investment objective and investment program of the Colonial-Keyport Utilities Fund.

     * Changing the investment objective and expanding the investment program of the Colonial-Keyport U.S. Stock Fund.

     * Expanding the authority of the Colonial-Keyport International Fund For Growth to invest in derivatives.

     *      Expanding the Trust's principal underwriting arrangements.

      With the exception of the change in the sub-adviser of the Colonial-Keyport Utilities Fund, none of the above matters requires shareholder approval. All of these changes will become effective as of November 15, 1997 (subject, in the case of the Colonial-Keyport Utilities Fund, to such shareholder approval).

      These matters are described in more detail on the following pages of this Supplement.
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                        KEYPORT VARIABLE INVESTMENT TRUST

                   Changes to be Effected November 15, 1997

1. Colonial-Keyport Utilities Fund. Keyport Advisory Services Corp. ("KASC") (which will be renamed "Liberty Advisory Services Corp."), the Trust's investment manager, has determined to make the following changes with respect to the Colonial-Keyport Utilities Fund: KASC will terminate its existing sub-advisory agreement with Colonial Management Associates, Inc. ("Colonial") and enter into a new sub-advisory agreement with Stein Roe & Farnham Incorporated ("Stein Roe"). KASC, Colonial and Stein Roe are wholly-owned subsidiaries of Liberty Financial Companies, Inc. In connection with this change, (i) the Fund's name will change to "Stein Roe Global Utilities Fund, Variable Series" and (ii) the investment objective and investment program of the Fund will change. The investment changes include authorizing investments in non-utilities securities (up to 35% of the Fund's assets), foreign securities, certain debt securities and certain derivatives.

      The new sub-advisory agreement requires approval of the Fund's shareholders. The Trust anticipates mailing to holders of variable annuities and variable life insurance invested in the Fund in early October a proxy statement with respect to the new agreement with Stein Roe for a special shareholders meeting to be held in November. While the investment changes do not require shareholder approval, the proxy statement will describe them in detail, and the Fund will not make such changes unless the Fund's shareholders approve the new Stein Roe agreement.

2. Colonial-Keyport U.S. Stock Fund. The Fund's investment objective will change as follows:

      Current Objective: Growth exceeding over time the S&P 500 Index
                         (Standard & Poor's Corporation Composite Stock Price Index) performance.

      New Objective:     Long-term capital growth by investing primarily in
                         large capitalization equity securities.

      In addition, the Fund's investment program will change to authorize up to 10% of the Fund's assets to be invested in certain debt securities. Finally, the Fund's name will change to "Colonial U.S. Stock Fund, Variable Series." These changes do not require shareholder approval.

3. Colonial-Keyport International Fund For Growth. The Fund's investment program will change to expand its authority to invest in derivatives. Currently, the Fund may purchase futures contracts on foreign stock indexes (index futures). As changed, the Fund will be able to purchase and sell (i) foreign stock and bond index futures contracts, (ii) foreign interest rate futures contracts and (iii) options on any of the foregoing. Such transactions will be entered into (x) for hedging purposes or (y) to gain exposure to a particular market pending investment in individual securities. The Fund also will be able to purchase and sell options on individual securities for hedging purposes. The Fund's name also will change to "Colonial International Fund For Growth, Variable Series." These changes do not require shareholder approval.

4. Other Name Changes. The names of the other Funds will change as follows: Colonial-Keyport Growth and Income Fund to "Colonial Growth and Income Fund, Variable Series," Colonial-Keyport Strategic Income Fund to "Colonial Strategic Income Fund, Variable Series," and Newport-Keyport Tiger Fund to "Newport Tiger Fund, Variable Series." Similarly, the Trust's name will change to "Liberty Variable Investment Trust."

      These changes and the other name changes described above are being made to expand marketing opportunities for the Funds, including opportunities to market the funds through Participating Insurance Companies which are not affiliated with Keyport Life Insurance Company ("Keyport"). Keyport is a wholly-owned subsidiary of Liberty Financial Companies, Inc. Except as described above, these name changes do not involve changes to the Funds' investment objectives or investment programs.

5. Underwriting Arrangements. Currently, Keyport Financial Services Corp. ("KFSC") is the Trust's principal underwriter. Colonial Investment Services, Inc., a wholly-owned subsidiary of Liberty Financial Companies, Inc., will enter into a new underwriting agreement pertaining to sales of the Funds to separate accounts of unaffiliated Participating Insurance Companies.